UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

August 18, 2008

LEGACY WINE & SPIRITS INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

         Nevada                      333-138672                         91-1963840

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

                719 – 30th Ave., Pointe-Calumet, Quebec, Canada                     J0N 1G1

(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:

(514) 688-3289

382 52 Ave., Pointe-Calumet, Quebec, Canada  J0N 1G4

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 19, 2008, the Registrant agreed to issue 85,000 shares of Legacy Wine & Spirits International Ltd. common stock in satisfaction of $42,500 owed to three (3) debtors.  The issuance price of the common stock was $0.50 per share as agreed between the debtors and Legacy Wine & Spirits International Ltd.  The foregoing issuance of common stock was made in reliance upon an exemption from registration requirements provided under Regulation D under the Securities Act of 1933. The list of debtors and the agreement accepted by each of the three (3) debtors for the conversion of debt to shares are attached hereto as Exhibit 10.05.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On August 7, 2008, the Registrant accepted the resignation of Robert Klein as President, Director and Chief Executive Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On August 7, 2008 Marc Scheive was appointed President, Director and Chief Executive Officer of the Registrant.

On August 7, 2008, David Zhang, a Chinese Entrepreneur, based in Beijing, China joined the Board of Directors.

On August 18, 2008, Deng Ting, a Chinese businesswoman, based in Beijing, China joined the Board of Directors.

On August 18, 2008, Jaclyn Cruz, an American businesswoman, based in New York, U.S.A. joined the Board of Directors.

SECTION 8 – OTHER EVENTS

ITEM 8. 01 – Other Events

Effective August 18 2008, the Company has relocated its administrative office in the Province of Quebec to:

New Address:

719 – 30th Ave, Point-Calumet,

Quebec JON 1G1

Fax – 1 888 265 0498

Phone – 514 688 3289

Effective August 18 2008, the Company has established

an office in China:

D1 – 18th Floor, Yang Guang Place

Ya Yun Cun, Beijing Chao Yang District

ITEM 9.01 EXHIBITS.

(c)  Exhibits

10.01:  Consent to Act - Zhang

10.02:  Consent to Act - Cruz

10.03:  Consent to Act – Ting

10.04   Letter of Resignation - Klein

10.05   Shares for debt Agreement(s)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Legacy Wine & Spirits International Ltd.

DATED:  August 22, 2008

/s/: M. Scheive

By: M. Scheive, President

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